Exhibit 99.3

Financial Statements

VIDACANN, LLC

December 31, 2021

TABLE OF CONTENTS

Page
Number

INDEPENDENT AUDITOR'S REPORT	1

FINANCIAL STATEMENTS

Balance Sheet	3

Statement of Income	4

Statement of Changes in Members' Equity	5

Statement of Cash Flows	6

NOTES TO FINANCIAL STATEMENTS	7 - 11

Steven D. Rawlins, CPA Gary M. Huggett, CPA David W. Howie, CPA

INDEPENDENT AUDITOR'S REPORT

To Management and the Members

Vidacann, LLC

Jacksonville, Florida

Opinion

We have audited the accompanying financial statements of Vidacann, LLC., which comprise the balance sheet as of December 31, 2021, and the related statement of income, changes in members equity, and cash flows for the year then ended, and the related notes to the financial statements.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vidacann, LLC. as of December 31, 2021, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of Vidacann, LLC. and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about Vidacann, LLC.’s ability to continue as a going concern within one year after the date that the financial statements are available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with generally accepted auditing standards will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements, including omissions, are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

Jacksonville Office 4651 Salisbury Road, Suite 185 Jacksonville, FL 32256 P 904.396.2202 F 904.398.1315 www.mswcpa.com	1	Ponte Verda Office 822 A1A North, Suite 310 Ponte Verda Beach, FL 32082 P 904.280.5400 F 904.247.1665 www.mswcpa.com
Members of the American and Florida Institutes of Certified Public Accountants

In performing an audit in accordance with generally accepted auditing standards, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

●

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Vidacann, LLC.’s internal control. Accordingly, no such opinion is expressed.

●

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

●

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about Vidacann, LLC.’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

/s/ Masters, Smith & Wisby P.A.
Certified Public Accountants
Jacksonville, Florida
May 31, 2022

VIDACANN, LLC.

BALANCE SHEET

December 31, 2021

ASSETS

Current Assets:
Cash and cash equivalents	$2,191,119
Inventory	5,636,543
Capitalized cultivation costs	1,037,768
Prepaid expenses	135,395
Total Current Assets	9,000,825

Property and Equipment:
Leasehold improvements	11,766,389
Machinery and equipment	3,969,387
Furniture and fixtures	503,731
Computer equipment and software	234,079
Construction in progress	626,407
17,099,993
Accumulated depreciation	(2,358,101)
Total Property and Equipment	14,741,892

Other Assets:
Intangible assets - net	271,115
Deposits and other	221,074
Total Other Assets	492,189

Total Assets	$24,234,906

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities:
Accounts payable	$810,668
Accrued expenses	296,188
Current portion of long-term debt	29,766
Total Current Liabilities	1,136,622

Long-Term Liabilities:
Long-term debt	54,907
Due to investors	1,995,165
Total Long-Term Liabilities	2,050,072

Total Liabilities	3,186,694

Members' Equity	21,048,212

Total Liabilities and Members' Equity	$24,234,906

See Accompanying Notes to the Financial Statements

VIDACANN, LLC

STATEMENT OF INCOME

Year Ended December 31, 2021

Net Sales	$36,486,364

Cost of Goods Sold	20,489,462

Gross Profit	15,996,902

Selling, General and Administrative Expenses:
Salaries, wages and related payroll expenses	13,064,183
Rent	3,751,462
Cultivation/branding fees	1,027,428
Packaging and supplies	5,903,184
Advertising	794,221
Automobile	178,992
Depreciation	939,945
Employee benefits	253,478
Contributions	34,500
Commissions	531,430
Insurance	714,510
Outside services	521,534
Professional fees	542,530
License and permits	70,087
Office expense	856,031
Taxes	104,260
Amortization	9,099
Product testing	736,501
Travel	80,775
Utilities	784,407
Repairs	324,523

Total Selling, General and Administrative Expenses	31,223,080

Applied overhead costs	(18,971,850)

Operating Income	3,745,672

Other Income (Expense):
Interest expense	(2,625)

Net Income	$3,743,047

See Accompanying Notes to the Financial Statements

VIDACANN, LLC

STATEMENT OF CHANGES IN MEMBERS' EQUITY

		Loop's	Ray of
	Loop's	Nursery &	Hope 4
	Dispensaries	Greenhouses	Florida
	LLC - 74%	Inc. - 1%	LLC - 25%	Total

Balances at January 1, 2021	$15,216,066	$1,957,764	$4,110,773	$21,284,603

Distributions	(2,944,784)	(39,794)	(994,860)	(3,979,438)

Net income	2,769,855	37,430	935,762	3,743,047

Balances at December 31, 2021	$15,041,137	$1,955,400	$4,051,675	$21,048,212

See Accompanying Notes to the Financial Statements

VIDACANN, LLC

STATEMENT OF CASH FLOWS

Year Ended December 31, 2021

Cash Flows from Operating Activities:
Net Income	$3,743,047
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	939,945
Amortization	515,715
(Increase) decrease in:
Inventory	(2,626,642)
Cultivation costs	2,776,366
Prepaid expenses	(7,588)
Other assets	(95,689)
Increase (decrease) in:
Accounts payable	(201,693)
Accrued expenses	141,883

Net cash provided by operating activities	5,185,344

Cash Flows From Investing Activities:
Purchase of property and equipment	(1,699,853)

Net cash used by investing activities	(1,699,853)

Cash Flows from Financing Activities:
Repayment of long-term debt	(53,826)
Due to related parties	774,110
Distributions to members	(3,979,438)

Net cash used by financing activities	(3,259,154)

Net Increase in Cash and Cash Equivalents	226,337

Cash and Cash Equivalents at Beginning of Year	1,964,782

Cash and Cash Equivalents at End of Year	$2,191,119

Supplemental Disclosure of Cash Flow Information:
Cash paid during the year for interest	$2,625

Non-Cash Investing and Financing Information:
Equipment acquired through note payable	$39,678

See Accompanying Notes to the Financial Statements

VIDACANN, LLC

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2021

A.         Summary of Significant Accounting Policies:

Nature of Business

Vidacann, LLC (the “Company”) d/b/a VidaCann is a limited liability corporation formed on June 13, 2019 and is the successor to Vidacann, Ltd. which was formed on September 5, 2017 and dissolved on June 13, 2019. The Company is licensed in the State of Florida as a Medical Marijuana Treatment Center under Florida Statue 381.986. The Company maintains cultivation facilities located in Jacksonville, FL and a manufacturing complex also located in Jacksonville. The Company operates 24 dispensaries located throughout the state of Florida.

Cash and Cash Equivalents

For purposes of the statement of cash flows, cash equivalents include time deposits, certificates of deposit and all highly liquid instruments with original maturities of three months or less. No such instruments were held at December 31, 2021.

Fair Value of Financial Instruments

The carrying amounts of cash, accounts receivable, other current assets, accounts payable, accrued liabilities, and notes payable approximate fair value because of the short maturity of those instruments.

Inventory

Inventories are stated at the lower of cost or net realizable value based on their estimated value in the process from seed to finished product. Inventories of harvested plants are transferred from cultivation costs at an estimated cost based on the value of distilled oils. As the plants are processed into distilled oils, they are revalued to reflect the value added in the distillation process. A final revaluation is made as the oils are manufactured into the finished product. Unused packaging and hardware are initially valued at cost, less any reserves for obsolescence. All inventories are determined on the first in first out (“FIFO”) method of accounting.

Property and Equipment

Property and equipment are stated at cost. Depreciation is provided principally using the straight-line method based on the following estimated useful lives of the assets:

Years
Leasehold improvements	40
Machinery and equipment	10
Vehicles	10
Furniture and fixtures	5-10
Computer equipment and software	3-10

`

Depreciation expense was $939,945 for the year ended December 31, 2021.

Expenditures for maintenance and repairs are charged to operations, while renewals and betterments are capitalized. The cost and associated accumulated depreciation of assets retired or disposed of are removed from the records and any resulting gain or loss is included in income.

VIDACANN, LLC

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2021

A.         Summary of Significant Accounting Policies (continued):

Capitalized Cultivation Costs

The Company has adopted FASB ACC 905 “Agricultural Producers and Agricultural Cooperatives”, which prescribes that all direct and indirect costs of growing crops be capitalized and reported at the lower of cost or net realizable value.

Intangible Assets

The Company has adopted FASB ASC 350, “Intangibles-Goodwill and Other.” This statement requires that an intangible asset with a definite life be amortized over that life in a pattern that reflects the use or consumption of the asset’s economic benefits. Intangible assets consist primarily of a licensing agreement with a 4-year life. The accumulated amortization for this asset was $1,883,140 at December 31, 2021. Amortization expense was $506,757 in 2021 which is included as a component of cost of goods sold. For those assets that have no definite useful life, however, no amortization is to be recorded until the remaining useful life is no longer indefinite. Intangible assets that are thus not subject to amortization should be analyzed annually to determine if there has been an impairment of the asset’s value, i.e., whether future economic benefits associated with that asset are less than its current recorded value. If necessary, an impairment loss would then be recognized to reduce the asset’s carrying value to its current fair value.

Revenue Recognition

The Company has adopted Financial Accounting Standards Board (FASB) ASU 2014-09 Revenue from Contracts with Customers. This ASU establishes a uniform 5-step (performance obligations) process to ensure that revenues are recognized when promised goods or services are transferred to customers in an amount that reflects the consideration that is expected to be received for those goods and services. The standard also distinguishes the timing of revenues of those transferred at a point in time and those that are transferred over time. The Company adopted the standard using the modified retrospective approach as allowed under the standard which allows only contracts not completed as of the date of adoption, with no restatement of comparative periods. Management has determined that the adoption of ASU 2014-09 has not significantly altered the way revenue is recognized for the Company.

The company generates all its revenue from retail sales of its medical marijuana products in the State of Florida to licensed patients via its retail dispensaries. The performance obligations of these sales are satisfied at a point in time when the customer transfers the transaction price to the Company and the customer receives the product.

Advertising and Promotion

Advertising and promotion costs are charged to operations when incurred. For the year ended December 31, 2021, the total cost of advertising and promotion charged to operations was $794,221.

Income Taxes

The Company reports to its members their proportionate share of its modified cash basis income or loss for each tax year, with the members including that income or loss in their respective income tax returns. The Company itself is not a taxpaying entity for federal or state income tax purposes and accordingly, no income taxes have been recorded in these financial statements. The Company takes certain tax positions which it believes are adhering to the laws established by the taxing authorities taking into consideration IRS Section 280E rules. The Company doesn’t believe it has taken any uncertain tax positions which could subject it to penalties or interest; therefore, none have been accrued in the accompanying financial statements.

VIDACANN, LLC

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2021

A.         Summary of Significant Accounting Policies (continued):

Use of Management Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as revenue and expenses recognized during the period reported, actual results could differ from those estimates.

Subsequent Events

The Company has evaluated subsequent events through May 31, 2022, which is the date the financial statements were available to be issued.

B.         Inventory:

Inventory at December 31, 2021 consisted of the following:

Finish product - lab	$2,140,532
Finish product-dispensaries	1,973,109
Packaging and supplies	1,522,902

Total Inventory	$ 5,636,543

C.         Notes Payable:

Notes payable consist of the following:

2021

Notes payable to vehicle finance company, payable in monthly payments of $563 of principle and interest at rates ranging from 5.76% to 5.78%, secured by related vehicles, maturing March 2024 through August 2024

$ 15,264

Notes payable to equipment finance company, payable in monthly payments of $1,976 of principle and interest at 0%, secured by related equipment, maturities through July 2026	69,409
84,673
Less current obligation	(29,766)

Note payable, net of current portion	$ 54,907

VIDACANN, LLC

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2021

C.         Notes Payable (continued):

Maturities of principal payment and the notes payable are as follows:

2022	$ 29,766
2023	30,125
2024	12,043
2025	7,935
2026	4,804
$ 84,673

D.         Concentrations:

The Company is limited by Florida law to retail customers residing in the State of Florida who have a valid medical marijuana certificate.

E.         Lease Commitments:

The Company leases dispensary, cultivating, manufacturing facilities and vehicles under operating leases expiring in various years through 2029. At December 31, 2021, minimum future lease payments under current noncancelable leases were as follows:

2022	$ 3,952,434
2023	3,775,689
2024	3,420,533
2025	3,118,467
2026	2,968,279
Thereafter	6,933,573

Total	$ 24,168,975

Rental expense from these leases was $3,751,462 for the year ended December 31, 2021.

F.           Related Party Transactions:

Due to Investors

The Company has amounts due to several investors totaling $1,221,055. These amounts are non-interest bearing and have no stated repayment terms. As repayment is not expected within the year they have been classified as long-term on the balance sheet.

The Company has amounts due to two investors totaling $774,110, interest at 10% is payable monthly, the principal is due November of 2031.

VIDACANN, LLC

NOTES TO FINANCIAL STATEMENTS

Year Ended December 31, 2021

F.           Related Party Transactions (continued):

Purchases

The Company’s vendor for certain packaging supplies is owned by an investor. Amounts due to this vendor at December 31, 2021 were $26,671and are included in accounts payable. The Company incurred expenses of $1,922,162 with this vendor for the year ended December 31, 2021.

Cultivation facility/land lease

In May of 2020, the Company entered into a land lease agreement for its cultivation facility with a member which calls for rent of $300,000 per year, per greenhouse not to exceed $4,000,000 per year. This agreement expires on December 31, 2029 with renewal options for two successive periods of five years each. During 2021, the Company operated 7 greenhouses the minimum rent payments for seven greenhouses are included in the schedule of lease payments at Note E.

Manufacturing facility lease

The Company leases its manufacturing facility under a ten -year lease agreement with an investor expiring on April 30, 2028. The initial base rent of $126,000 per year, plus additional amounts for insurance, taxes and common area maintenance and base rent increases of 3% per year. Rent expense related to this lease was $132,376 for the year ended December 31, 2021. Future minimum lease payments are included in the schedule of lease payments at Note E.

G.         Concentrations of Credit Risk:

Cash balances are exposed to credit risk since the company periodically maintains balances in excess of FDIC insurance limits. The Company maintains its cash balances at a high-quality financial institution and does not believe it is exposed to any significant risk with respect to these cash balances. At December 31, 2021 cash balances exceed FDIC insured limits by $1,442,169.